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                                                                   EXHIBIT 10.14

                              FIRST LEASE AMENDMENT

THIS FIRST LEASE AMENDMENT is made as of April 27, 1999 by and between Riverside Investors, L.C., a Virginia limited liability company, ("Lessor"), and Portfolio Recovery Associates, LLC, a Delaware limited liability company, ("Lessee").

                                    RECITALS

A. By Lease dated February 12, 1999 (the "Lease") Lessor leased to Lessee Suite 100 consisting of 35,179 rentable square feet (the "Premises") in a building commonly known as Riverside Commerce Center, Corporate Boulevard, Norfolk, Virginia ("the Building"), as more particularly described in said Lease.

B.      The Lease incorrectly stated the Building address as 100 Corporate
        Boulevard.

C. Lessor and Lessee desire to correct the Building address and modify the terms and conditions of the Lease.

NOW, THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree as follows:

1. Building Address: The Building address is hereby confirmed as 120 Corporate Boulevard, Norfolk, Virginia.

2. Lessors Services: The last sentence of paragraph 9-a (iv) is hereby deleted in its entirety and replaced with the following:

        Notwithstanding the foregoing, Lessee's electricity and gas to the Premises shall be separately metered and shall be paid directly by Lessee.

3. All other terms and conditions of the Lease are hereby ratified and shall remain in full force and effect. In the event of a conflict between the First Lease Amendment and the Lease, this First Lease Amendment shall prevail.

        IN WITNESS WHEREOF, the parties hereto have executed and delivered this agreement as of the date first written above.

LESSOR:                                 RIVERSIDE INVESTORS, L.C.,
                                        A VIRGINIA LIMITED LIABILITY COMPANY

                                By:     Robinson Development Group, Inc.
                                Its:    Manager


                                By:     /s/ ANTHONY W. SMITH
                                        ----------------------------------------
                                        Anthony W. Smith
                                Its:    Senior Vice President


LESSEE:                                 PORTFOLIO RECOVERY ASSOCIATES, LLC,
                                        A DELAWARE LIMITED LIABILITY COMPANY

                                By:     /s/ STEVEN FREDRICKSON
                                        ----------------------------------------
                                Name:   Steven Fredrickson
                                        ----------------------------------------
                                Its:    President
                                        ----------------------------------------